Exhibit 10.1
AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT
     THIS AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 15, 2006 (this “Amendment”) by and among CRAWFORD & COMPANY, a Georgia corporation (“Crawford”) and CRAWFORD & COMPANY INTERNATIONAL, INC., a Georgia corporation (“International”; International and Crawford are collectively referred to herein as the “Borrowers”, and each individually as a “Borrower”), the LENDERS party hereto (the “Lenders”) and SUNTRUST BANK (“SunTrust”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
     WHEREAS, the Borrowers, the Lenders and Administrative Agent are parties to the Revolving Credit Agreement dated as of September 30, 2003, as amended and restated by that certain First Amended and Restated Credit Agreement dated as of September 30, 2005 and amended by that Amendment No. 1 to First Amended and Restated Credit Agreement (as so amended, the “Credit Agreement”); and
     WHEREAS, the Borrowers have requested that the definition of “LC Commitment” in the Credit Agreement be amended, and the Lenders are willing to make such an amendment on the terms and conditions set forth below.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
     Section 1. Amendment to Credit Agreement. The Credit Agreement is hereby amended by amending and restating in its entirety the defined term “LC Commitment” contained in Section 1.1. of the Credit Agreement as follows:
“LC Commitment” shall mean that portion of the Aggregate Resolving Commitments that may be used by the Borrowers for the issuance of Letters of Credit in an aggregate stated amount not to exceed $20,000,000.
     Section 2. Representations and Warranties. The Borrowers hereby represent and warrant to the Lenders and the Administrative Agent that as of the date the conditions precedent set forth in Section 3 below have been satisfied:
     (a) the representations and warranties set forth in Article IV of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects as of the date the conditions precedent set forth in Section 3 below have been satisfied, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date;
     (b) the execution and delivery by the Borrowers of this Amendment are within the corporate power and authority of the Borrowers, have been duly authorized by all requisite corporate action of the Borrowers, and do not and will not contravene any provision of applicable law or the Borrowers’ articles of incorporation or by-laws, or any amendment thereof, or any indenture, agreement, instrument or undertaking binding on the Borrowers, including, without limitation, the Note Purchase Agreement. This Amendment has been duly executed by the Borrowers;
     (c) the Credit Agreement and the other Loan Documents remain in full force and effect and constitute the legal, valid and binding obligations of the Borrowers, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditor’s rights;
     (d) on and as of the date the conditions precedent set forth in Section 3 below have been satisfied, and after giving effect to this Amendment, no Default or Event of Default has occurred or will otherwise exist; and
     (e) all Subsidiary Loan Parties, and all Subsidiaries of Crawford that are required to be or become a Subsidiary Loan Party pursuant to Section 5.10 of the Credit Agreement, have duly executed and delivered the Reaffirmation (as defined below).
     Section 3. Conditions Precedent. The amendment of the Credit Agreement shall become effective as of the date that the Administrative Agent shall have received each of the following, in form and substance satisfactory to it:
     (a) This Amendment, duly executed and delivered by the Borrowers, the Lenders and the Administrative Agent;
     (b) A Reaffirmation of Obligations under Loan Documents (the “Reaffirmation”) duly executed by the Borrowers, the Administrative Agent, the Lenders and each of the Subsidiary Loan Parties, in the form of Exhibit A attached hereto;
     (c) Such other documents as the Administrative Agent on behalf of the Lenders may reasonably request.
     Section 4. Release. In consideration of the amendment contained herein, the Borrowers hereby waive and release each of the Lenders, the Administrative Agent and the Issuing Bank from any and all claims and defenses, known or unknown, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby
     Section 5. Expenses. The Borrowers jointly and severally agree to reimburse the Administrative Agent on demand for all reasonable out-of-pocket costs and expenses (including, without limitation, attorneys’ fees) incurred by it in negotiating, documenting and consummating this Amendment and the transactions contemplated hereby.
     Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart and sending the same by telecopier, mail, messenger or courier to the Administrative Agent. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.
     Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to First Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWERS

CRAWFORD & COMPANY

By:	/s/ Joseph R. Caporaso
Name: Joseph R. Caporaso
Title: Senior Vice President and Treasurer

U.S. Federal Tax Identification No.: 58-0506554

CRAWFORD & COMPANY
INTERNATIONAL, INC.

By:	/s/ Joseph R. Caporaso
Name: Joseph R. Caporaso
Title: Vice President and Treasurer

U.S. Federal Tax Identification No.: 58-1925694 Notice Address:

5620 Glenridge Drive N.E.
Atlanta, Georgia 30342
Attention: Joe Caporaso
Telecopy No.: 404-845-3127

LENDERS

SUNTRUST BANK,
as Administrative Agent, Issuing Bank,
as Swingline Lender and as a Lender

By:	/s/ Kelly Gunter
Name: Kelly Gunter Title: Vice President

BANK OF AMERICA, N.A.,
as Syndication Agent and a Lender

By:	/s/ Kirsten Carver
Name: Kirsten Carver Title: Vice President

CITIBANK, N.A.,
as a Lender

By:	/s/ George Van
Name: George Van Title: Vice President

EXHIBIT A
REAFFIRMATION OF OBLIGATIONS UNDER LOAN DOCUMENTS
     Reference is hereby made to that certain First Amended and Restated Credit Agreement dated as of September 30, 2005 among Crawford & Company, Crawford & Company International, Inc., the Lenders a party thereto and SunTrust Bank, as Administrative Agent, as amended pursuant to that certain Amendment No. 1 to First Amended and Restated Credit Agreement dated as of June 16, 2006 and as amended pursuant to that certain Amendment No. 2 to First Amended and Restated Credit Agreement dated as of August 15, 2006 (as so amended, the “Credit Agreement”; capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Credit Agreement).
     Crawford hereby (i) reaffirms its continuing obligations owing to the Collateral Agent (as defined in the Pledge Agreement) and the Lenders under the Pledge Agreement and (ii) confirms that the liens and security interests created by the Pledge Agreement continue to secure the Pledged Obligations (as defined in the Pledge Agreement).
     Each of the undersigned Loan Parties hereby reaffirms its continuing obligations owing to the Administrative Agent and the Lenders under each of the other Loan Document (including, without limitation, the Notes and the Subsidiary Guaranty Agreement) to which such Person is a party, and each Loan Party agrees that the amendments contained in Amendment No. 2 to First Amended and Restated Credit Agreement shall not in any way affect the validity and/or enforceability of any such other Loan Document, or reduce, impair or discharge the obligations of such Person thereunder.
     Each of the undersigned Loan Parties hereby represents and warrants to the Collateral Agent, the Administrative Agent and the Lenders that: (a) the execution and delivery by the Loan Parties of this Reaffirmation is within the power (corporate or otherwise) and authority of the Loan Parties, has been duly authorized and approved by all requisite action on the part of the Loan Parties, and does not and will not contravene, breach or conflict with any provision of applicable law or any of the charter or other organic documents of the Loan Parties, or any indenture, agreement, instrument or undertaking binding on the Loan Parties; (b) this Reaffirmation has been duly executed by the Loan Parties; (c) the Loan Documents remain in full force and effect and constitute the legal, valid and binding obligations of the Loan Parties, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditor’s rights; and (d) all of the Obligations are absolute and unconditional, and such Obligations are not subject to any claim, defense, deduction, right of offset or otherwise.
     This Reaffirmation shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

     IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Reaffirmation of Obligations under Loan Documents as of August 15, 2006.

CRAWFORD & COMPANY

By:	/s/ Joseph R. Caporaso
Name: Joseph R. Caporaso
Title: Senior Vice President & Treasurer

CRAWFORD & COMPANY
INTERNATIONAL, INC.

By:	/s/ Joseph R. Caporaso
Name: Joseph R. Caporaso
Title: Vice President & Treasurer

CRAWFORD LEASING SERVICES, INC.
THE PRISM NETWORK, INC.
CALESCO, INC.
CRAWFORD & COMPANY
OF NEW YORK, INC.
CRAWFORD & COMPANY
HEALTHCARE MANAGEMENT, INC.
RISK SCIENCES GROUP, INC.
QIRRA CUSTOM SOFTWARE, INC.
BROCKLEHURST MILLER, INC.
BROCKLEHURST, INC.

By:	/s/ Joseph R. Caporaso
Name: Joseph R. Caporaso
Title: Treasurer

[Signature page to Crawford / Reaffirmation of Obligations
under Loan Documents dated as of August 15, 2006]

CRAWFORD INVESTIGATION
SERVICES, INC.

By:	/s/ John F. Pflanz
Name: John F. Pflanz
Title: President

CRAWFORD & COMPANY, L.P.

By:	CRAWFORD & COMPANY,
as General Partner

By:	/s/ Joseph R. Caporaso
Name: Joseph R. Caporaso
Title: Senior Vice President & Treasurer

THE GARDEN CITY GROUP, INC.

By:	/s/ Joseph R. Caporaso
Name: Joseph R. Caporaso
Title: Treasurer

CRAWFORD & COMPANY
OF CALIFORNIA

By:	/s/ Jeffrey B. Van Fleet
Name: Jeffrey B. Van Fleet
Title: President

[Signature page to Crawford / Reaffirmation of Obligations
under Loan Documents dated as of August 15, 2006]

CRAWFORD & COMPANY OF ILLINOIS

By:	/s/ Joseph P. Rainey
Name: Joseph P. Rainey
Title: President

CRAWFORD & COMPANY OF FLORIDA

By:	/s/ Henry Taylor
Name: Henry Taylor
Title: President

CRAWFORD & COMPANY
EMPLOYMENT SERVICES, INC.

By:	/s/ Matt C. Wilkinson
Name: Matt C. Wilkinson
Title: President

CRAWFORD HEALTHCARE
MANAGEMENT OF NORFOLK
AND BALTIMORE, INC.

By:	/s/ William L. Beach
Name: William L. Beach
Title: Vice President & Secretary
[End of Signatures]